Sales	12 Months Ended
Dec. 31, 2020
Disclosure of disaggregation of revenue from contracts with customers [abstract]
Sales	Sales

	2020	2019	2018
Manufactured products and services rendered:
Ethanol	199,062	373,847	324,661
Sugar	171,102	97,710	128,377
Energy	42,756	60,913	57,797
Peanut	46,708	28,928	—
Sunflower	10,433	7,534	—
Cotton	1,969	623	—
Rice	96,397	97,515	92,560
Fluid milk (UHT)	54,380	38,441	—
Powder milk	40,500	20,722	8,646
Other diary products	17,205	8,856	—
Soybean oil and meal	—	1,062	14,059
Services	4,774	4,521	487
Rental income	584	564	643
Others	5,623	3,401	7,826
	691,493	744,637	635,056
Agricultural produce and biological assets:
Soybean	44,271	44,538	66,471
Corn	44,475	59,714	33,106
Wheat	14,457	18,733	30,091
Peanut	—	—	1,752
Sunflower	633	701	1,314
Barley	275	1,085	1,203
Seeds	1,732	734	461
Milk	12,817	9,977	19,267
Cattle	1,959	3,452	1,279
Cattle for dairy	2,729	2,169	1,612
Others	2,923	1,398	1,627
	126,271	142,501	158,183
Total sales	817,764	887,138	793,239

Commitments to sell commodities at a future date

The Group entered into contracts to sell non-financial instruments, mainly sugar, soybean and corn through sales forward contracts. Those contracts are held for purposes of delivery the non-financial instrument in accordance with the Group’s expected sales. Accordingly, as the own use exception criteria are met; those contracts are not recorded as derivatives.

The notional amount of these contracts is US$ 42.2 million as of December 31, 2020 (2019: US$ 71.7 million; 2018: US$ 63.3 million) comprised primarily of 3,419 thousand m3 of ethanol (US$ 1.7 million), 698,868 thousand mwh of energy (US$ 30.3 million), 9,045 thousand tons of soybean (U$S 2.5 million), 15,517 thousand tons of wheat (US$ 3.1 million), and 23,242 thousand tons of corn (US$ 3.4 million) which expire between January and December 2021.